UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Reports to Stockholders.

(a)

B.A.D. ETF

ANNUAL REPORT

November 30, 2022

B.A.D. ETF

Table of Contents

Management Discussion of Fund Performance (Unaudited)	2
Shareholder Expense Example (Unaudited)	3
Performance Overview (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers of the Trust (Unaudited)	19
Supplemental Information (Unaudited)	21
Privacy Policy (Unaudited)	22

B.A.D. ETF

Management Discussion of Fund Performance

November 30, 2022 (Unaudited)

The BAD Investment Co., Betting, Alcohol & Drug ETF (“BAD ETF”) is a multi-sector, rules-based fund that is designed to offer investors equally weighted exposure to the B.A.D. market segments — betting, (casinos, gaming, and online gaming operations); alcohol/cannabis (alcoholic beverage manufacturing and distribution and/or cannabis cultivation and sales); and drugs (pharmaceutical and biotechnology product development and manufacturing) — by seeking investment results that closely track the performance, before fees and expenses, of the EQM BAD Index (BADIDX).

The following information pertains to the funds fiscal period starting with the fund’s inception, December 22, 2021, and ending November 30, 2022 (the “current fiscal period”).

The fund had negative performance during the fiscal period. The market price and NAV for BAD decreased by 10.52% and 10.43%, respectively. The EQM BAD Index decreased 9.79% over the same period.

For the current fiscal period, the largest positive contributors to returns were Vertex Pharmaceuticals, MGP Ingredients, and Merk & Company, Inc. which added 48.81%, 47.95%, and 44.00%, respectively. The worst performers were Canopy Growth, Draftkings, and Tilray Brands which returned -55.64%, -44.87%, and 44.40%.

The sector performance of the casinos, gaming and online gaming operators varied amongst the positions held in the fund but overall created negative performance which was primarily due to China’s zero-COVID policy causing a slower reopening in Macau and strong competition and advertisement budgets amongst the online operators to attract consumers in new legal markets.

The performance in the Alcohol sector was also mixed but overall increased the performance in the fund. The mixed results were primarily due to individual companies having an oversupply of inventory, primarily in the seltzer and ready to drink categories. The strong performers in the alcohol sector may have benefited being categorized as consumer staples with recession fears, in addition to the return of major events and global reopening from the pandemic.

The overall performance in the pharmaceutical sector primarily had a positive impact as the demand for household medicines and vaccines remained strong. Fears of a recession may have also played a roll in several of the holdings as pharmaceutical companies are categorized as a consumer staple.

The biotech holdings had a mixed or weak year overall as inflation pressures and rising interest rates negatively impacted the value of the biotech companies focused on growth. Despite several breakthroughs among some holdings in the second half of the fiscal year, the biotech industry as a whole lagged as valuations decreased.

The cannabis sector was the worst performer among the different sectors in the fund which can largely be attributed to the lack of progress in federal banking laws that would allow cannabis companies to do business more efficiently across state lines and international borders.

Table Performance from December 22, 2021 (inception) through November 30, 2022:

Data as of 11/30/2022	1 Month	3 Month	6 Month	Calendar YTD	1 Year	Inception (12/22/2021)
BAD ETF NAV	7.64%	12.19%	4.26%	-10.78%	—	-10.43%
BAD ETF Market	7.37%	11.95%	4.04%	-11.19%	—	-10.52%
S&P 500 Index	5.59%	3.63%	-0.40%	-13.10%	-9.15%	-10.89%
EQM BAD Index	7.73%	12.44%	4.67%	-10.14%	—	-9.79%

Regards,

Thomas Mancuso
The BAD Investment Company

B.A.D. ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (June 1, 2022 to November 30, 2022).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
B.A.D. ETF
Actual	$ 1,000.00	$ 1,042.60	0.75%	$3.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.31	0.75%	$3.80

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

B.A.D. ETF

Performance Overview

November 30, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 11/30/2022)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2022
Total Returns	Since Commencement[1]
B.A.D. ETF —NAV	-10.43%
B.A.D. ETF —Market	-10.52%
S&P 500 Index	-10.89%
EQM BAD Index	-9.79%

[1]	The Fund commenced operations on December 22, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The EQM BAD Index is a rules-based index that seeks to provide exposure to a portfolio of (i) betting or gambling companies, (ii) alcohol and cannabis companies, and/or (iii) pharmaceutical companies.

B.A.D. ETF

Schedule of Investments

November 30, 2022

	Shares	Value
COMMON STOCKS — 99.8%
Beverages-Wine/Spirits — 11.8%
Brown-Forman Corp. - Class B	2,894	$211,320
Cia Cervecerias Unidas SA - ADR (b)	19,077	232,358
Diageo PLC - ADR (b)	1,198	223,487
MGP Ingredients, Inc.	1,828	228,610
The Duckhorn Portfolio, Inc. (a)	11,474	184,272
		1,080,047
Brewery — 12.6%
Ambev SA - ADR (b)	71,708	218,709
Anheuser-Busch InBev SA/NV - ADR (b)	4,280	252,049
Constellation Brands, Inc. - Class A	848	218,233
Molson Coors Beverage Co. - Class B	4,075	224,573
The Boston Beer Co., Inc. - Class A (a)	615	236,388
		1,149,952
Casino Hotels — 10.1%
Boyd Gaming Corp.	2,623	160,869
Las Vegas Sands Corp. (a)	3,839	179,819
Melco Resorts & Entertainment, Ltd. - ADR (a)(b)	27,304	232,903
MGM Resorts International	4,237	156,176
Wynn Resorts, Ltd. (a)	2,332	195,095
		924,862
Casino Services — 5.3%
Caesars Entertainment, Inc. (a)	3,120	158,527
Everi Holdings, Inc. (a)	7,865	131,503
Light & Wonder, Inc. (a)	3,022	195,735
		485,765
Consumer Products-Misc — 2.3%
Cronos Group, Inc. (a)(b)	68,662	213,539

Gambling (Non-Hotel) — 10.7%
Bally’s Corp. (a)	5,962	149,050
Golden Entertainment, Inc. (a)	3,636	161,111
International Game Technology PLC (b)	8,147	199,927
Monarch Casino & Resort, Inc. (a)	2,416	204,997
Red Rock Resorts, Inc. - Class A	3,723	167,758
Rush Street Interactive, Inc. (a)	28,242	99,694
		982,537
Internet Gambling — 4.4%
DraftKings, Inc. - Class A (a)	8,559	131,124
Sportradar Holding AG - Class A (a)(b)	13,322	152,803
Super Group SGHC, Ltd. (a)(b)	35,939	114,645
		398,572
Medical-Biomedical/Genetics — 15.4%
Alnylam Pharmaceuticals, Inc.	540	119,119
Amgen, Inc.	507	145,205
Biogen, Inc. (a)	600	183,102
BioNTech SE - ADR (a)(b)	855	142,802
Gilead Sciences, Inc.	1,914	168,107
Moderna, Inc. (a)	884	155,504
Regeneron Pharmaceuticals, Inc. (a)	175	131,548
Royalty Pharma PLC - Class A (b)	2,895	127,293
Seagen, Inc. (a)	813	98,690
Vertex Pharmaceuticals, Inc. (a)	430	136,052
		1,407,422
Medical-Drugs — 23.7%
AbbVie, Inc.	889	143,289
AstraZeneca PLC - ADR (b)	2,043	138,863
Bristol-Myers Squibb Co.	1,794	144,022
Canopy Growth Corp. (a)(b)	60,548	219,184
Eli Lilly & Co.	395	146,577
GlaxoSmithKline PLC - ADR (b)	3,929	135,904
Johnson & Johnson	754	134,212
Merck & Co., Inc.	1,426	157,031
Novartis AG - ADR (b)	1,532	137,206
Novo Nordisk A/S - ADR (b)	1,177	146,654
Pfizer, Inc.	2,653	132,995
Sanofi - ADR (b)	3,097	140,449
Takeda Pharmaceutical Co., Ltd. - ADR (a)(b)	9,203	135,560
Tilray Brands, Inc. (a)	64,548	249,801
		2,161,747

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Schedule of Investments

November 30, 2022 (Continued)

	Shares	Value
Racetracks — 3.5%
Churchill Downs, Inc.	719	$159,589
Penn National Gaming, Inc. (a)	4,495	158,179
		317,768
TOTAL COMMON STOCKS (Cost $9,697,890)		9,122,211

SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund - Class X, 3.66% (c)	7,898	7,898
TOTAL SHORT-TERM INVESTMENTS (Cost $7,898)		7,898

TOTAL INVESTMENTS (Cost $9,705,788) — 99.9%		9,130,109
Other assets and liabilities, net — 0.1%		8,641
NET ASSETS — 100.0%		$9,138,750

Percentages are stated as a percent of net assets

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Statement of Assets and Liabilities

November 30, 2022

Assets
Investments, at value (cost $9,705,788)	$9,130,109
Dividends and interest receivable	13,824
Total Assets	9,143,933

Liabilities
Payable to Adviser	5,183
Total liabilities	5,183
Net Assets	$9,138,750

Net Assets Consists of:
Paid-in capital	$10,057,777
Total accumulated earnings (accumulated losses)	(919,027)
Net Assets	$9,138,750

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	680,000
Net Asset Value, redemption price and offering price per share	$13.44

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Statement of Operations

For the Period Ended November 30, 2022(1)

Investment Income
Dividend income (Net of withholding tax and issuance fees of $7,227)	$87,152
Interest income	123
Total investment income	87,275

Expenses
Investment advisory fees	56,139
Total expenses	56,139
Net investment income	31,136

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(302,799)
Net change in unrealized appreciation/depreciation on investments	(575,679)
Net realized and unrealized loss on investments	(878,478)

Net decrease in net assets from operations	$(847,342)

(1)	The Fund commenced operations on December 22, 2021.

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Statement of Changes in Net Assets

Period Ended November 30, 2022(1)
From Operations
Net investment income	$31,136
Net realized loss on investments	(302,799)
Net change in net unrealized appreciation/depreciation on investments	(575,679)
Net decrease in net assets resulting from operations	(847,342)

From Capital Share Transactions
Proceeds from shares sold	10,774,160
Cost of shares redeemed	(788,068)
Net increase in net assets resulting from capital share transactions	9,986,092

Total Increase in Net Assets	9,138,750

Net Assets
Beginning of period	—
End of period	$9,138,750

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	740,000
Shares redeemed	(60,000)
Shares outstanding, end of period	680,000

(1)	The Fund commenced operations on December 22, 2021.

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended November 30, 2022(1)
Net Asset Value, Beginning of Period	$15.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.05
Net realized and unrealized gain (loss)	(1.61)
Total from investment operations	(1.56)

Net Asset Value, End of Period	$13.44

Total return, at NAV(3)(4)	-10.43%
Total return, at Market(3)(4)	-10.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$9,139

Ratio of expenses to average net assets(5)	0.75%
Ratio of net investment income (loss) to average net assets(5)	0.41%
Portfolio turnover rate (4)(6)	23%

(1)	The Fund commenced operations on December 22, 2021.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022

1.	ORGANIZATION

B.A.D. ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a passively-managed exchange-traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, correspond generally to the EQM BAD Index (the “Index”). The Index is a rules-based index that seeks to provide exposure to a portfolio of betting or gambling companies, alcohol companies and Canadian cannabis companies, and/or pharmaceutical companies.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Thematic Investments, LLC (“Thematic” or the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at period end November 30, 2022, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$9,122,211	$—	$—	$9,122,211
Money Market Funds	7,898	—	—	7,898
Total Investments - Assets	$9,130,109	$—	$—	$9,130,109

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

The Fund recognized no interest or penalties related to uncertain tax benefits in the fiscal year 2022. At November 30, 2022, the Fund’s fiscal period end, the tax periods since the commencement of operation are open to examination in the Fund’s major tax jurisdictions.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Thematic, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Thematic has agreed to pay all expenses of the Fund except the fee paid to Thematic under the Advisory Agreement, interest

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Toroso Investments, LLC (the “Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Adviser and the Board, including the independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, and subject to a minimum annual fee as follows:

Minimum Annual Fee	Asset-Based Fee
$30,000	3.5 bps (0.035%) on the first $500 million 3.25 bps (0.0325%) on the next $500 million 3 bps (0.03%) on the balance over $1 billion

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $500.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all-cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

At November 30, 2022, the Fund’s fiscal period end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Fund were as follows:

Federal Tax Cost of Investments	$9,805,308
Gross Tax Unrealized Appreciation	$766,309
Gross Tax Unrealized Depreciation	(1,441,508)
Net Tax Unrealized Appreciation (Depreciation)	(675,199)
Undistributed Ordinary Income	47,645
Other Accumulated Gain (Loss)	(291,473)
Total Distributable Earnings / (Accumulated Losses)	$(919,027)

The primary reason for the difference between the book and tax cost of investments tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Funds did not defer any late year losses for the fiscal period ended November 30, 2022. At November 30, 2022, the Fund had short term capital losses in the amount of $291,473, which will carried forward indefinitely to offset future realized capital gains.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal period ended November 30, 2022, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Losses)	Paid-In Capital
B.A.D. ETF	$(71,685)	$71,685

6.	INVESTMENT TRANSACTIONS

During the period ended November 30, 2022, the Fund realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
B.A.D. ETF	$80,779	$(7,247)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended November 30, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
B.A.D. ETF	$1,895,287	$2,036,050	$10,924,501	$782,677

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks’’.

B.A.D. ETF

Notes to Financial Statements

November 30, 2022 (Continued)

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. On November 30, 2022, Prime Capital Investment Advisors as a beneficial shareholder, owned approximately 78% of the outstanding shares of the Fund.

9.	SUBSEQUENT EVENTS

On December 27, 2022, the Fund paid a distribution to shareholders of record on December 23, 2022 as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$0.08	$58,921

Other than as disclosed there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

B.A.D. ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of B.A.D. ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of B.A.D. ETF (the “Fund”), a series of Listed Funds Trust, as of November 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period December 22, 2021 (commencement of operations) through November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2023

B.A.D. ETF

Trustees and Officers of the Trust

November 30, 2022 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at
https://badinvestmentco.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	51	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

B.A.D. ETF

Trustees and Officers of the Trust
November 30, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022)

B.A.D. ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004, or by visiting the Fund’s website at https://badinvestmentco.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://badinvestmentco.com.

B.A.D. ETF

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Thematic Investments, LLC
6201 College Boulevard, 7th Floor
Overland Park, KS 66211

Investment Sub-Adviser:

Toroso Investments, LLC
898 North Broadway,
Suite 2,
Massapequa, NY, 11758

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$14,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	2/2/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	2/2/2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	2/2/2023

 * Print the name and title of each signing officer under his or her signature.